Exhibit 99.2
© 2026 Passage Bio. All rights reserved. Corporate Presentation Redefining the Course of Neurodegenerative Conditions March 2026

Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; enrollment timing; timing of feedback from regulatory authorities; the potential of our product candidates versus other treatment options and clinical candidates; our expectations about cash runway; the ability of PBFT02 to treat FTD-GRN or FTD-C9orf72, and the potential development of other product candidates. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, the timing of and our ability to obtain and maintain regulatory approvals; our expectations about the willingness of healthcare professionals to use our product candidates, the timing, or amount, the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; the timing, or amount, of receipt of any potential future milestone and royalty payments; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2 March 2026

3 March 2026 Redefining the Course of Neurodegenerative Conditions * Based on cash, cash equivalents, and marketable securities as of December 31, 2025. Advancing clinical stage, potential best-in-class, one-time progranulin raising gene therapy for FTD Pursuing preclinical development of differentiated gene therapy approach in Huntington’s disease Cash runway expected through 1Q 2027*

Validating the Therapeutic Potential of PBFT02 4 March 2026 * Based on interim data. Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time, gene replacement therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels*

Significant Market Opportunity Addressing Neurodegenerative Diseases Estimated Prevalence (US and EU) 5 March 2026 Huntington’s disease5 FTD-C9orf722–4 FTD-GRN1–3 ~18K ~21K ~70K 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Crowell et al. Neuroepi. 2021; 55:361-368. CURRENT PRECLINICAL PROGRAM CURRENT CLINICAL PROGRAM CURRENT CLINICAL PROGRAM

PBFT02 Frontotemporal Dementia

OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language, and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40–65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes, and immobility Frontotemporal Dementia (FTD): A Devastating Adult Disease On average, people with FTD live 8 years after the onset of symptoms 7 March 2026 Loss of inhibition Apathy Social withdrawal Hyperorality (mouthing of objects) Ritualistic compulsive behaviors

Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration 8 March 2026 Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharmacol Sci. 2022, 43:641-652. Decrease in PGRN levels Neuronal dysfunction, pathological changes, and inflammation Vulnerability of neurons in affected regions Neurodegeneration

Elevated PGRN Increases Potential for Improved Cellular Function 9 March 2026 Paushter et al. Acta Neuropathol. 2018;136:1-17. Rhinn et al. Trends Pharmacol Sci. 2022; 43:641-652. Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells Able to leverage cross-correction mechanism: secreted PGRN can be taken up by non-transduced cells Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways • Major role is regulating intracellular lysosomal activity • Extracellular PGRN is endocytosed via multiple receptors

Preclinical NHP: AAV1 Achieved the Highest Levels of CSF PGRN 10 March 2026 After ICM administration to NHPs: • AAV1 capsid resulted in CSF hPGRN levels 5x higher than AAVhu68 (an AAV9 variant) • Superior hPGRN response led to selection of AAV1 capsid for PBFT02 Rhesus macaques (n=2/gp) ICM-delivered AAV.hPGRN (3.3 x 1011 GC/g brain), day 0 *Size and duration of elevation muted by immune response to human PGRN. Shading: Healthy adult sample range for CSF PGRN, n = 61 (Passage Bio data) CSF, cerebrospinal fluid; GC, genome copies; ICM, intra-cisterna magna; NHP, non-human primate. Reference: Hinderer et al., Ann Clin Trans Neurol. 2020; 7:1843-1853. Human PGRN in NHP CSF Vector Comparison Healthy adult range Days BL 0 7 14 21 28 35 hPGRN *ng/mL) 80 70 60 50 40 30 20 10 0 AAV1.CB7.hGRN AAV5.CB7.hGRN AAVhu68.CB7.hGRN AAVhu68.UbC.hGRN

Preclinical NHP: ICM Administration of PBFT02 Led to Broad Distribution of Vector Throughout Brain/Spinal Cord

Vector Biodistribution in NHPs 90 Days Post-ICM PBFT02



GC/µg DNA
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLoQ
FCX
PCX
TCX
OCX
Hipp
Medulla
CBL
Cerv
Lumb
Thor
Cerv
Lumb
Thor
TRG
Cortex
DRG
Veh
Low
Medium
High dose

- Robust, dose-dependent vector delivery to cortical and sub-cortical brain regions affected in FTD
- NHP low dose, equivalent to clinical Dose 1 of PBFT02 in upliFT-D study, resulted in ~10^4 GC/µg DNA in all sampled areas throughout the brain

n=3/gp. Data are mean +/- SEM.
CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; ICM, intra-cisterna magna; LLoQ, lower limit of quantitation; Lumb, lumbar; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; Thor, thoracic; TRG, trigeminal root ganglion; Veh, vehicle

11 | March 2026 PassageBio

Preclinical Grn–/– Mice: Expression of hPGRN Improved Lysosomal Dysfunction and Neuroinflammation in the Brain 12 March 2026 Greatest pathological benefit was associated with the highest PGRN levels in the CSF Lipofuscin deposition and microglial activation are hallmark pathologies seen in FTD; Improvements in both measures were seen in cerebral cortex, thalamus, and hippocampus after PBFT02 administration Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls were untreated mice on Day 1. Bars: mean +/- SEM. # ## p < 0.01, ### p < 0.005 vs WT control; *p < 0.05, ***p < 0.005 vs Grn-/- + V , one-way ANOVA followed by Tukey’s multiple comparisons test. Grn, granulin gene; ICV, Intra-cerebroventricular; PGRN, progranulin; WT, wildtype Thalamus Lipofuscin Thalamus CD68 Immunohistochemistry PBFT02 Reduced Lipofuscin Deposition at All Doses, Suggesting Improved Lysosomal Dysfunction Dose-Dependent Elevations in CSF PGRN after PBFT02 Led to Progressive Reductions in Microglial Activation Lipofuscin Count 1000 800 600 400 200 0 Baseline Day 90 Baseline Day 90 CD68 Area (µm2) 5000 4000 3000 2000 1000 0 PBFT02 Dose 1 Dose 2 Dose 3 Dose 4 PBFT02 Dose 1 Dose 2 Dose 3 Dose 4 WT Grn-/- WT Grn-/- WT Grn-/- WT Grn-/- V V PBFT02 V V PBFT02

TRIAL DESIGN upliFT-D: Global Phase 1/2 Trial with PBFT02 Currently enrolling patients in Cohort 3 and Cohort 4 13 March 2026 DURATION 2 years; with additional 3 years of follow-up for safety and durability of effect PRIMARY ENDPOINTS Safety and tolerability SECONDARY ENDPOINTS Biomarkers • Progranulin (CSF, plasma) • vMRI • NfL (CSF, plasma) Clinical • CDR + NACC FTLD sum of boxes EXPLORATORY BIOMARKERS • Cathepsin D (CSF) • GFAP (CSF, plasma) • LAMP 1 (CSF) • Lys-GL1 (CSF) Multicenter Open-label Dose exploration study Phase 1/2 Complete IDMC review Dose 1: 4.5e13 GC Dose 2: 2.2e13 GC COHORT 1 (n=5) Dose 1 COHORT 2 (n=4) Dose 1 / Dose 2 COHORT 3 (n=5-10) FTD Dose 2 -GRN COHORT 4 (n=3-5) Dose 2 COHORT 5 (n=3-5) FTD-C9orf72

Cisterna magna Intra-Cisterna Magna (ICM) Administration 14 March 2026 Directly deliver vector into the CSF via a single injection • Allows for broad CNS biodistribution1 • Lower doses compared to IV systemic delivery • Reduced impact of neutralizing antibodies Brief (<60 min), non-surgical, CT-guided procedure for precise delivery to the cisterna magna Procedure avoids penetration of brain tissue 1. Hinderer et. al, Hum Gene Ther. 2018; 29:15-24.

Key Baseline Demographics for FTD-GRN Participants* Dose 1 (n=7); Dose 2 (n=1) (n=8) Mean / % / n Range Age (yrs) 64.4 51–72 Sex M: 50% F: 50% FTD-GRN phenotype (n) bvFTD: 5 PPA: 3 Disease duration at baseline (yrs) 2.9 1 –5 PGRN, CSF (ng/mL) 2.1 1.5 –2.9 PGRN, plasma (ng/mL) 36.6 22.4 –89.0 NfL, plasma (pg/mL) 51.9 12.4 –111 Clinical Dementia Rating Scale1, Global (%) 1: 50% 2: 50% Clinical Dementia Rating Scale1, Sum of Boxes 10.3 5–17 *Data as of June 15, 2025 1. CDR® +NACC FTLD. bvFTD, behavioral variant; PPA, primary progressive aphasia. 15 March 2026

Healthy adult range 0 10 20 30 40 0 3 6 9 12 15 18 CSF PGRN, ng/mL Time (months) Dose 1 Dose 2 Progranulin, CSF PBFT02 Generated Robust, Durable Increases in CSF PGRN in FTD-GRN Patients Data as of June 15, 2025. Mean +/- SEM Shading: Healthy adult sample range for CSF PGRN (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) Dose 1: 4.5e13 GC; Dose 2: 2.2e13 GC CSF, cerebrospinal fluid; M, month. Dose 1 N: 7 6 6 4 2 16 March 2026 First Dose 2 patient (Patient 8) increased from 1.5 ng/mL at baseline to 7.6 ng/mL at M1, approaching the upper healthy adult range

Plasma NfL Showed Early Evidence of Improvement in a Disease Progression Biomarker vs. Natural History • Plasma NfL is the only FTD-GRN disease progression biomarker with longitudinal natural history data available1,3 • PBFT02-treated patients with 12 months follow-up (n=4) had a reduced annual rate of change in plasma NfL compared to published natural history data 17 March 2026 29.0% 28.0% 3.7% -10% 0% 10% 20% 30% 40% % Change Published NHx (n=15) ALLFTD (n=11) PBFT02 (n=4) Natural History 1 2 Note: Annual rate of increase in plasma NfL in a healthy adult sample reported to be ~4%1. Plasma NfL Annual Rate of Change Data as of June 15, 2025. Mean +/- SEM PBFT02 patients (n=4, Dose 1): Baseline plasma NfL (neurofilament light chain) range: 39.6 to 45.6 pg/mL. Average time since diagnosis 2.3 years.  1. Published natural history. Chart (left): 15 symptomatic, untreated FTD-GRN patients; mean years since diagnosis: 2.9; Note (right): 65 healthy adults. (Saracino et al, J Neurol Neurosurg Psych 2021; 92:1278-1288). 2. Passage Bio analysis of ALLFTD natural history sample comprised of individuals with a pathogenic GRN mutation and a CDR+NACC FTLD global score between 0.5 and 2, inclusive. 3. van der Ende et al, Lancet Neurol 2019; 18:1103-11.

upliFT-D

PBFT02 Interim Safety Profile

Data as of June 15, 2025

PBFT02 was generally well tolerated

- SAEs related to PBFT02 all asymptomatic; all occurred at Dose 1
  - Venous sinus thrombosis (2)
  - LFT increase (1)
- No SAEs related to PBFT02 at Dose 2
- No evidence of thrombotic microangiopathy
- No evidence of dorsal root ganglion (DRG) toxicity in any patient
- No complications from ICM procedure

	N	Events
TEAE considered related to PBFT02	7	26
Serious TEAE unrelated to PBFT02	1	1
Serious TEAE related to PBFT02	2	3

SAE, serious adverse event; **LFT**, liver function test; **ICM**, intracisterna magna; **TEAE**, treatment emergent adverse event.

18 | March 2026 PassageBio

PBFT02 Offers Best-in-Class Therapeutic Potential

	PBFT02		
Product Candidate	**AAV1 gene therapy delivering *GRN***	**AAV9 gene therapy delivering *GRN***	**PGRN replacement therapy via protein transport vehicle**
Stage of Development	Phase 1/2	Phase 1/2	Phase 1/2
Route of Administration	ICM (non-surgical, 1 hour procedure)	Intrathalamic (neurosurgery, lengthy procedure)	IV
Frequency of Administration	**One-time**	One-time	Chronic dosing (~every 4 weeks)[1]
CSF PGRN Level at 12m	**26 ng/mL (mean; n=4)**	–	–
Durability of CSF PGRN Elevation[1]	**Durable at 18 m (n=2)**	–	–

PBFT02 uniquely positioned to offer a one-time therapy capable of achieving highest progranulin levels

Data for PBFT02 as of June 15, 2025 cutoff. Information for competitor programs based on publicly available information.

[1] https://memory.ucsf.edu/research-trials/dnl593#:~:text=What%20to%20Expect,garages%20for%20all%20study%20visits (accessed on Feb 12, 2026).

19 | March 2026 PassageBio

PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS 20 March 2026 TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm • Forms inclusion bodies associated with neurodegeneration 1. Rhinn H et al. Trends Pharmacol Sci. 2022; 43:641-652

Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models

TDP-43 pathology due to lysosomal dysfunction (*GRN/ TMEM106* double knockout, DKO) reduced by AAV.hPGRN[1]

AAV delivered hPGRN to mouse brain



hPGRN [ng/mg]
80
60
40
20
0
WT
WT AAV
DKO
DKO AAV

TDP-43 pathology in DKO mice reduced by AAV.hPGRN



*
**** ***
pTDP-43 [% of WT]
2500
2000
1500
1000
500
0

Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model[2]

Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord



Relative insoluble TDP-43 levels
3.0
2.0
1.0
0.0
ns
***
***
NTG
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

Elevated PGRN extended survival of TDP-43 mutant mice



% Survival after onset
100
80
60
40
20
0
0
100
200
300
400
500
600
Disease duration (days)
**
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

† *PGRN increased to >2x endogenous levels*

- Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice
- PGRN neuroprotection from pleiotropic effect, not single pathway

1. Reich et al. *Sci Transl Med.* 2024; 16(750); 2. Beel et al. *Mol Neurodegen.* 2018: 13:55.; Laird et al. *PLoS One* 2010; 5:e13368.

DKO, double gene knockout; *GRN,* granulin gene; PGRN, progranulin; TDP-43, transactive response DNA binding protein 43 kDa

21 | March 2026
PassageBio

• AAV delivery of functional GRN gene to express new PGRN, increasing levels both intra- and extra-cellularly • Preserves all natural pathways to properly traffic PGRN intracellularly where it is needed • ICM route of administration enables low doses of AAV and broad CNS biodistribution • Non-surgical, brief procedure (< 60 minutes) • Promise of a one-time therapy for patients • Durable elevation of CSF PGRN1 PBFT02: Summary of Approach 22 March 2026 1. Interim data from upliFT-D as of June 15, 2025. A novel and potentially transformative therapy for FTD-GRN patients

Huntington’s Disease Preclinical Program

OVERVIEW • Fatal, monogenic, autosomal dominant neurodegenerative disease • Caused by trinucleotide (CAG) expansion in the huntingtin (HTT) gene resulting in mutant huntingtin (mHTT) protein expression • More than 200,000 people estimated to be at risk in the US1 CLINICAL SYMPTOMS • Symptom onset typically occurs between 30–50 years old • Characterized by progressive motor, cognitive, and behavioral deterioration, due to neuronal dysfunction then degeneration Huntington’s Disease: A Fatal Neurodegenerative Disease with No Disease-Modifying Therapy Average life expectancy after symptom onset is 15–20 years 24 March 2026 Motor deterioration Cognitive deterioration Behavioral deterioration 1. HDSA; Fisher and Hayden Mov Disord. 29:105-14, 2014.

Unaffected HD Is Caused By A Mutation In Huntingtin (HTT) Gene: A Stretch Of CAG Nucleotides Is Expanded CAG repeat expansion leads to production of mutant huntingtin protein (mHTT) 25 March 2026 Normal huntingtin gene, HTT, CAG </= 35 Mutant huntingtin gene, mHTT, CAG > 35 GLUTAMINES Exon 1 Exons 2–67 SHORT CAG HTT DNA LONG GLUTAMINE STRETCH HTT PROTEIN Exon 1 Exons 2–67 LONG CAG mHTT DNA mHTT PROTEIN Huntington’s Disease

DNA Repair (DR) Proteins Play a Key Role in CAG Repeat Expansion

In Huntington's disease (HD), the CAG repeat in the *HTT* gene can elongate over time, termed *somatic instability*

- CAG expansion above a certain threshold leads to neurodegeneration
- Longer CAG repeats associated with worse disease pathology
- CAG expansion occurs at different rates in different neurons, and is fastest in the caudate and putamen brain regions which degenerate first

MSH3, a DR protein, is a key driver of somatic instability

- In the presence of certain CAG motifs, MSH3 can erroneously incorporate CAGs into DNA, leading to CAG expansion
- In HD: certain genetic variants altering MSH3 function are associated with delayed onset and slowed progression[1]
- In HD mice: MSH3 is essential for CAG expansion, and MSH3 knock-down reduced somatic instability and HTT pathology[2,3]

1. Genetic Modifiers of Huntington's Disease (GeM-HD) Consortium, *Nat Genet*. 2025; 57:1426-36.
2. Dragileva E et. al, *Neurobio Dis*. 2009; 33:37-47. **3**. Mouro Pinto et. al, *Nat Genet*. 2025; 57:314-322.

26 | March 2026 PassageBio

Program Status Our Approach: Decrease MSH3 to Reduce Somatic Instability in the HTT Gene Expect to declare a clinical candidate in 2H 2026 27 March 2026 Developing a differentiated approach to decrease MSH3 expression via AAV delivery of a miRNA Proof-of-concept studies completed, with additional preclinical studies ongoing Plan to utilize an optimized intraparenchymal delivery approach • One-time delivery • Direct delivery to critical brain regions • Reduced total procedure time • Limited peripheral exposure to reduce safety risks

Looking Ahead

Completed development of high-productivity, suspension-based manufacturing process Single production lot estimated to yield >1,000 doses1 with >70% full capsids Robust Manufacturing Process Aligned with the FDA on an analytical approach to establish comparability of suspension-based process Process Comparability Plan Developed assay and reached alignment with FDA on suitability of assay for PBFT02 release Functional Potency Assay Critical Manufacturing Milestones Achieved to Enable Late-Stage Development of PBFT02 29 March 2026 1. Estimated yield based on Dose 2.

Upcoming Milestones and Corporate Updates BALANCE SHEET • Cash balance of ~$46 million as of 12/31/25* • Cash runway through 1Q 2027 * Based on cash, cash equivalents and marketable securities. TIMING MILESTONE 1H 2026 Report updated interim safety and biomarker data from Dose 2 in FTD patients 1H 2026 Seek regulatory feedback on registrational trial design in FTD-GRN 2H 2026 Declare clinical candidate for Huntington’s disease 30 March 2026

31 March 2026 * Based on cash, cash equivalents and marketable securities as of December 31, 2025. Redefining the Course of Neurodegenerative Conditions Advancing clinical stage, potential best-in-class, one-time progranulin raising gene therapy for FTD Pursuing preclinical development of differentiated gene therapy approach in Huntington’s disease Cash runway expected through 1Q 2027*

© 2026 Passage Bio. All rights reserved. passagebio.com Thank you!

Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia — GRN 18,0001-3 Frontotemporal dementia — C9orf72 21,0002-4 Unnamed Huntington’s disease 70,0005 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Crowell et al. Neuroepi. 2021; 55:361-368. 33 March 2026 ALS and Alzheimer’s disease represent additional pipeline expansion opportunities for PBFT02

LEADERSHIP TEAM Demonstrated Leadership BOARD OF DIRECTORS Maxine Gowen, Ph.D. Chairwoman Athena Countouriotis, M.D. Avenzo Therapeutics Derrell Porter, M.D. cTRL Therapeutics Dolan Sondhi, Ph.D. Weill Cornell Medicine Sandip Kapadia Harmony Biosciences Thomas Kassberg Former CBO Ultragenyx William Chou, M.D. President and Chief Executive Officer Deep experience in rare disease, CNS disorders and genetic medicines Eden Fucci SVP Technical Operations Stuart Henderson Chief Business Officer William Chou, M.D. President and Chief Executive Officer Kathleen Borthwick Chief Financial Officer Karl Whitney, Ph.D. SVP Global Regulatory Affairs Sue Browne, Ph.D. Chief Scientific Officer 34 March 2026